SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                             BIOMERIDIAN CORPORATION
                             -----------------------
                (Name of Registrant as Specified In Its Charter)


                        -------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    -------------------------------
    2)  Aggregate number of securities to which transaction applies:

    -------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    -------------------------------
    4)  Proposed maximum aggregate value of transaction:

    -------------------------------
    5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

    -------------------------------
    2)  Form, Schedule or Registration Statement No.:

    -------------------------------
    3)  Filing Party:

    -------------------------------
     4)  Date Filed:

    -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held August 9, 2001

                             BIOMERIDIAN CORPORATION
                          12411 South 265 West, Suite F
                               Draper, Utah 84020

         You are cordially invited to attend the Annual Meeting of Shareholders of BioMeridian Corporation (the "Company"), which will be held on Thursday, August 9, 2001 at 10:00 a.m., at the Company's offices, 12411 South 265 West, Suite F, Draper, Utah (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

         (i) To elect five directors of the Company, each to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified;

         (ii) To consider and vote upon a proposal to ratify the appointment of Tanner + Company as independent auditor of the Company for the year ending December 31, 2001;

         (iii) To  consider   and  vote  upon  a  proposal  to   terminate   the
               registration of the Company's common stock under the Securities Exchange Act of 1934, as amended; and

         (iv) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on June 29, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. All shareholders are cordially invited to attend the Annual Meeting in person.

By Order of the Board of Directors

------------------------------------
Kami Howard
Secretary

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                            To Be Held August 9, 2001

         The location of the Company's principal offices is as follows:

                             BIOMERIDIAN CORPORATION
                          12411 South 265 West, Suite F
                               Draper, Utah 84020

         This Proxy Statement is being furnished to the shareholders of BioMeridian Corporation, a Utah Corporation (the "Company"), pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14A thereunder in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company to be held Thursday, August, 9 2001 at 10:00 a.m. at the Company's offices, 12411 South 265 West, Suite F, Draper, Utah 84020 (the "Annual Meeting"), and at any adjournment or postponement thereof. This Proxy Statement and the Notice of Annual Meeting of Shareholders are first being mailed to shareholders of the Company on or about July 9, 2001.

         The Company will bear all costs and expenses relating to preparing, printing and mailing to shareholders this Proxy Statement and accompanying materials. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of shares of the Company's common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

                                     VOTING

Record Date

         The Board has fixed the close of business on June 29, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 30,660,331 shares of the Company's common stock, par value $0.0002 per share (the "Common Stock"). The holders of record of the shares of Common Stock on the Record Date entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 30,660,331 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Required Vote

         A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum. Under Utah corporate law and the Articles and Bylaws of the Company (the "Bylaws"), once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

         In the election of directors, the five nominees receiving the highest number of votes will be elected. For approval of the proposal to ratify the appointment of the independent auditor, the votes cast in favor of the proposal must exceed the votes cast against the proposal. For approval of the proposal to terminate the registration of the Common Stock under the Exchange Act, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against the election of any director, the proposal to ratify the appointment of the independent auditor or the proposal to terminate the registration of the Common Stock.

Voting and Revocation of Proxies

         Shareholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted FOR election of each nominee for director named herein, FOR ratification of the appointment of the independent auditor, and FOR termination of the Exchange Act registration of the Common Stock.

         Any proxy signed and returned by a shareholder may be revoked at any time before it is voted by filing with the Secretary of the Company, at the address of the Company set forth herein, written notice of such revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

                              ELECTION OF DIRECTORS

Nominees for Election as Directors

         At the Annual Meeting, five directors of the Company (constituting the entire Board) are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Four of the current directors of the Company have been nominated for re-election. The remaining current director, Reginald Hughes, has declined to stand for re-election. Dr. Brent E. Peterson has been nominated to replace Mr. Hughes. If any of the nominees should be unavailable to serve, which is not now anticipated, the remaining nominees will stand for election at the Annual Meeting. The five nominees receiving the highest number of votes at the Annual Meeting will be elected.

         Set forth below are the name, age, positions or offices held in the Company and its subsidiary, BioMeridian International, Inc. ("BII"), and a brief biography of each director and nominee, excluding Mr. Hughes. The Board of Directors of the Company also serves as the Board of Directors of BII.

   Name                Age         Position                      Director Since
--------------------------------------------------------------------------------
William A. Fresh       72    Chairman of the Board;                  1989
                             Chief Executive Officer of
                             the Company
Elmo Gruwell           54    Director                                2000
Irving Monclova        69    Director                                1998
Brent E. Peterson      53    Nominee                                 ----
Mark Seethaler         44    Director; President and                 2001
                             Chief Executive Officer of BII
--------------------------------------------------------------------------------

         William A. Fresh co-founded the Company and has served as Chairman of the Board and Chief Executive Officer since its incorporation in June of 1989. He was co-founder, Chairman of the Board and CEO for Fresh Test Technology Corporation, a designer and manufacturer of probe cards in interface test technology for the semiconductor industry. In April 1995, Fresh Test was acquired by Cerprobe Corporation, a publicly-held Arizona Corporation engaged in the manufacture of probe cards utilized in the final test of integrated circuits in the semi-conductor industry. Mr. Fresh served as Chairman of the Board and CEO of Satellite Image System, LLC, a former subsidiary of the Company, from 1992 to 1996. From 1996 to 1998, Mr. Fresh served on the Board of Directors of Sento Technical Innovations Corporation (now Sento Corporation), a publicly-held outsourced technology and training company. Mr. Fresh is currently Chairman, President and owner of Orem Tek Development Corporation, a Utah consulting and business park development corporation. He is currently Chairman of the Board and a senior consultant to BrowZ.com, an Internet software company.

         Elmo Gruwell has served as a director of the Company since November 2000. Dr. Gruwell, a Board Certified Emergency Medicine Specialist, has served as the Chair of the Department of Emergency Medicine at Utah Valley Regional Medical Center in Provo, Utah, where he oversees a staff of 17 physicians.

         Irving Monclova has served as a director of the Company since August 1998. Mr. Monclova served in the United States Army from 1953 until 1982, completing tours in Europe, Korea, Republic of Vietnam, Panama and Puerto Rico. He culminated his military career as the Commander of Readiness Programs of the reserve forces. In 1982, he joined Serv-Air, Inc., a distributor of heating, ventilation and air conditioning equipment, where he was promoted to Vice President of Operations and Maintenance in 1989 and to Vice President and Chief of Special Operations Programs in 1993. Mr. Monclova retired from Raytheon E-Systems, the company that acquired Serv-Air, in 1997.

         Dr. Brent E. Peterson has been nominated for election as a director at the Annual Meeting. Dr. Peterson, a chiropractic physician, has been in practice for 25 years. In 1976, he established a practice in Logan, Utah, where he currently resides. Prior to his Logan, Utah practice, he established a practice in Boise, Idaho as an associate doctor. Dr. Peterson has post-graduate training in orthopedic procedures, acupressure, applied kinesiology, and meridian therapy. Dr. Peterson has professional affiliations with the American Chiropractic Association, Acupuncture Society of America, and the Utah
Association of Chiropractic Physicians. Dr. Peterson received his Doctor of Chiropractic Degree in 1975 from the Los Angeles College of Chiropractics.

         Mark Seethaler, 44, joined the Company in October 2000 as a Vice President and Chief Financial Officer. In May 2001, Mr. Seethaler was appointed as a director of the Company and President and Chief Executive Officer of BII. Mr. Seethaler has over 20 years experience managing corporate financial operations, shareholder, banking, insurance, and audit relations. Prior to joining the Company, Mr. Seethaler served as a Finance Manager with Intel Corporation and as Vice President and Chief Financial Officer of Dayna
Communications, Inc. for approximately 12 years. He holds a B.S. degree in Accounting from Brigham Young University and is a Certified Public Accountant.


Committees and Meetings

         The Board of Directors met seven (7) times during the 2000 fiscal year. Each of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which he served. The Board does not maintain a nominating committee.

         The Board maintains a standing Audit Committee, the members of which are William A. Fresh and Irving Monclova. The Audit Committee held one meeting during the fiscal year ended December 31, 2000. The Audit Committee's functions include the recommendation and approval of, and the review of services performed by, the Company's independent auditor, and review of the Company's internal accounting and financial practices and controls.

         The Board also maintains a standing Compensation Committee, the members of which are William A. Fresh and Irving Monclova. The Compensation Committee held four meetings during the 2000 fiscal year. The committee's functions are to determine and approve compensation arrangements for executive officers of the Company and to oversee any stock option, stock award or other employee benefit plan or arrangement established by the Board of Directors for the benefit of executive officers, management and employees of the Company.

Director Compensation

         Directors  who are not  employed  by the Company are paid a fee of $500
for  each  Board  meeting  they  attend.   All  directors  are   reimbursed  for
out-of-pocket expenses incurred for travel to and from these meetings.

                               EXECUTIVE OFFICERS

         In addition to Messrs. Fresh and Seethaler, whose biographies are set forth above, certain biographical information is furnished below with respect to the executive officers of the Company. Each of the executive officers serves at the pleasure of the Board of Directors.

         Stephen William Fresh, 47, joined the Company in November 1997 as the Managing Director of International Sales and has served as Vice President of Sales since May 2001. Prior to joining the Company, he served as the Director of Worldwide Marketing for Sento Corporation, from 1996 until 1997. He has more than 20 years of sales and marketing management experience with high-tech companies. Mr. Fresh is the son of William A. Fresh, the Chairman of the Board and Chief Executive Officer of the Company.

         Joe Galloway, 60, joined the Company in 1997 and currently serves as Vice President. He was co-founder of BioSource Inc., a complementary healthcare device development and marketing company, and was employed by BioSource from 1990 until 1997, at which time BioSource was acquired by the Company. Prior to that time, he served as a member of the Artificial Heart Research Team located in Salt Lake City, Utah, as a senior technician specialist. He also served as the supervisor of the test department at Evans and Sutherland Computer
Corporation, a computer graphics systems company, from 1970 until 1973. Mr. Galloway has a degree in electronic technology.

         Douglas Horne, 37, joined the Company in June 2000 as the Vice President of Product Development. Mr. Horne came to the Company from Laser Medical Inc., a medical rental company, which he founded while attending the University of Utah. Laser Medical's goal was to provide healthcare practitioners greater access to expensive laser technology and modern advances in surgical techniques. While President of Laser Medical, Mr. Horne grew the company from an annual income of $25,000 in 1992, its first year of operation, to $800,000 for year 1999. Mr. Horne assisted in providing entrepreneurial leadership, negotiating rental contracts, and implementing marketing strategies and assisted in training of professionals, and employees in the applications and techniques involved with laser surgery. He has a Bachelor of Science in Biology from the University of Utah.

                             EXECUTIVE COMPENSATION

         The  following  table sets  forth,  for the three  fiscal  years  ended
December 31, 2000, the compensation of William A. Fresh, the Company's Chief Executive Officer, and Darwin D. Millet, the former President of BII (the "Named Executive Officers"). Mr. Millet resigned as President of BII in May 2001. No other executive officers received compensation in excess of $100,000 in the year ending December 31, 2000.

                                                                     Long Term
                                   Annual Compensation              Compensation
                      -----------------------------------------     ------------
                                                     Other
                                                     Annual          Securities
                               Salary     Bonus    Compensation      Underlying
Name                   Year      ($)       ($)        ($)             Options
---------------------------------------------------------------      -----------

William A. Fresh       2000       -0-      -0-        -0-                 -0-
Chief Executive        1999       -0-      -0-        -0-                 -0-
Officer of the         1998       -0-      -0-        -0-              150,000
Company

Darwin D. Millet       2000    120,000     -0-        -0-              150,000
President of BII       1999     35,000     -0-        -0-              300,000
                       1998       -0-      -0-        -0-                 -0-

Option Grants in Last Fiscal Year

         The following table sets forth the options granted by the Company to the Named Executive Officers during the fiscal year ended December 31, 2001. The Company did not grant options to William A. Fresh during the year ending December 31, 2000.

                                  % of Options
                     Number        Granted to
                    of Options    Employees in       Exercise       Expiration
Name                 Granted       Fiscal Year        Price
--------------------------------------------------------------------------------
Darwin D. Millet    100,000          9.3%              $.35        August 2007
                     50,000          4.7%              $.20        December 2007
--------------------------------------------------------------------------------

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

         The following table sets forth the aggregate value of options to acquire shares of Common Stock held by the Named Executive Officers on December 31, 2000.


                                                         Number of             Value of Unexercised
                                                      Unexercised Options      In-the-Money Options
                                                       at FY-End 2000             at FY-End 2000($)(A)
                                                      --------------           ---------------------
                   Shares Acquired       Value         Exercisable/               Exercisable/
     Name            on Exercise       Realized       Unexercisable               Unexercisable
-----------------------------------------------------------------------------------------------------

William A. Fresh        -0-               -0-               400,000/0                  0/0
Darwin D. Millet        -0-               -0-          33,972/436,028                  0/0

-----------------------------------------------------------------------------------------------------

         (A) Calculated based on the difference between the exercise price and the price of a share of Common Stock on December 31, 2000.

                  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock, to file with the U.S. Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock and other securities from which shares of Common Stock may be derived. Such directors, officers and 10% owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports received by the Company, the Company believes that the following report was not filed on a timely basis: A Form 3 for Elmo Gruwell, a director of the Company, to report his ownership of the Company's securities at the time of his appointment as a director, was due on December 21, 2000, but was not filed until January 10, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Effective March 31, 2001 (the "Effective Date"), the Company transferred certain assets and liabilities to Bio-Origins, LC, a Utah limited liability company (the "Purchaser"), pursuant to an Asset Purchase Agreement by and among the Company, the Purchaser, and certain related parties (the "Agreement"), a copy of which was filed with the Company's Current Report on Form 8-K on April 13, 2001. Prior to the Effective Date, the Company had been in the initial stages of developing a services business (the "Bio-Origins Business") for the purposes of identifying and sourcing health-related products to be marketed through various distribution channels in Asia, and providing marketing support to these distribution channels. Pursuant to the Agreement, the Company sold all of the assets relating to the Bio-Origins Business (the "Assets"), consisting primarily of personal property and equipment and contracts and other intangible rights, to the Purchaser. In exchange for the Assets, the Purchaser paid the Company $200,000 in cash, assumed substantially all of the Company's liabilities relating to the Bio-Origins Business, consisting primarily of the Company's liabilities under two promissory notes made by the Company in the aggregate amount of $260,000 and accrued and trade payables in the aggregate amount of $18,535. In addition, the Purchaser agreed to pay the Company one-half of the Purchaser's pre-tax income for the calendar year 2001 exceeding $128,600. Also, members of the Purchaser granted the Company an option to purchase up to an 80% interest in the Purchaser in four increments of up to 20% each over the course of the 2002 calendar year for an aggregate exercise price of $495,680. The consideration received by the Company in exchange for the Assets was determined by negotiations between the Company and the Purchaser. In the course of those negotiations, the Company obtained and relied upon a valuation of the Bio-Origins Business prepared by Houlihan Valuation Advisors, Inc. William A. Fresh is a member and the manager of the Purchaser. The other member of the Purchaser is the Reva Luana Fresh Family Living Trust, of which Mr. Fresh is a trustee. Mr. Fresh is the Chairman of the Board, Chief Executive Officer and a principal shareholder of the Company. In addition, the two promissory notes that were assumed by the Purchaser were made by the Company in favor of Mr. Fresh and WAF Investment Company, a Utah limited partnership of which Mr. Fresh is a general partner, respectively. Also, in connection with the transfer of the Assets, Reginald Hughes, a director of the Company, resigned as an employee of BioMeridian Services Corp., a subsidiary of the Company, to become an employee of the Purchaser.

         As of December 1, 2000, the Company entered into both a 48-month amortizing term loan and a revolving line-of-credit agreement with a commercial financial institution. The amortizing term loan originated with a principal balance of $1,300,000, an interest rate equal to the prime rate, plus .5% (initial rate of 10.00%), and monthly principal and interest payments of $33,000 commencing January 1, 2001. The revolving line of credit was established with a principal borrowing limit of $200,000, an interest rate of prime, plus .5% (initial rate of 10.00%), monthly interest payments commencing January 1, 2001, and principal payable on demand or on December 1, 2001. Both the term loan and the line of credit are personally guaranteed by Mr. Fresh and by Richard I. Winwood, a principal shareholder of the Company. The line of credit has been used to fund the operations of the Company.

         During the year ended December 31, 2000 the Company borrowed a net amount of $1,607,899 from William A. Fresh, the Chairman of the Board, Chief Executive Officer and a principal shareholder of the Company, or from entities affiliated with Mr. Fresh, under one $250,000 unsecured note payable agreement, one $192,899 unsecured note payable agreement, four separate $150,000 unsecured note payable agreements, three separate $100,000 unsecured note payable agreements, one $75,000 unsecured note payable agreement, three separate $50,000 unsecured note payable agreements, and one $40,000 unsecured note payable agreement. Each note payable bears interest at 12% and is payable upon demand. Effective July 31, 2000, $500,000 of notes payable to Mr. Fresh or affiliated entities were converted to Common Stock at 40 cents per share. Effective October 31, 2000, $500,000 of notes payable to Mr. Fresh or affiliated entities were converted to Common Stock at 30 cents per share. Effective October 31, 2000, the Company refinanced $537,899 of notes payable to Mr. Fresh or affiliated entities, from a demand note, to a note payable with a 2-year maturity. Effective December 31, 2000, the Company refinanced $160,000 of accrued consulting payable to Mr. Fresh or affiliated entities, from an accrued liability, to a note payable with a 2-year maturity.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table lists the number of shares of the Common Stock beneficially owned as of May 31, 2001 by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, by each director, nominee and named executive officer of the Company, and by all executive officers and directors of the Company as a group. Unless noted otherwise, each person named has sole voting and investment power with respect to the shares indicated. The percentages set forth have been computed based on 32,747,589 shares, which is the number of shares of Common Stock outstanding on May 31, 2001 plus exercisable warrants and options held by executive officers and directors, excluding treasury shares held by the Company, outstanding as of May 31, 2001.

                                                             Percentage of class
 Name & Address of Beneficial Owner      Number of shares         outstanding
--------------------------------------------------------------------------------
William A. Fresh                           11,803,913(A)             36.0%
176 Emeraud Drive
St. George, Utah  84770
--------------------------------------------------------------------------------
Richard I. Winwood                          3,639,031(B)             11.1%
7069 S. Highland Drive, Suite 102
Salt Lake City, Utah 84121
--------------------------------------------------------------------------------
Ballard Investments                         1,808,286(C)              5.5%
2726 East Wasatch Drive #20
Salt Lake City, Utah 84147
--------------------------------------------------------------------------------
Reginald Hughes                               416,558(D)              1.3%
1482 East 920 South
Provo, Utah  84606
--------------------------------------------------------------------------------
Mark Seethaler                                 73,333(E)               *
11583 Sanders Road
Sandy, Utah 84094
--------------------------------------------------------------------------------
Irving Monclova                               298,500(F)               *
1064 Heather Gate Court
Lexington, KY  40511
--------------------------------------------------------------------------------
Elmo Gruwell                                   11,712(G)               *
207 West 185 South
Orem, UT  84058
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Brent E. Peterson                                   0                  0
1415 North 400 East, Suite A
Logan, UT 84341
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All executive officers and directors
as a group (8 persons)                     13,125,362                40.1%
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* Less than one percent

         (A) This amount includes 5,281,000 shares held by WAF Investment Company, a Utah limited partnership of which Mr. Fresh is a general partner; 1,133,332 shares held by Reva Luana Fresh, Mr. Fresh's wife; 50,000 shares held by the William A. and Reva Luana Fresh Family Living Trust; 645,237 shares held by the William A. and Reva Luana Fresh Charitable Remainder Trust, 60,000 shares held in trusts in which Reva Luana Fresh is the custodian; 75,000 shares held in a trust in which Mr. Fresh is the custodian; 316,667 shares held by Orem Tek Development, a Utah limited partnership of which Mr. Fresh is a general partner; 1,042,642 shares issuable upon the exercise of currently exercisable warrants and 400,000 shares issuable upon presently exercisable options. This amount includes 3,750 shares issuable upon the exercise of currently exercisable warrants and 913 shares issuable upon presently exercisable options
         (B) The amount includes 137,500 shares issuable upon the exercise of currently exercisable warrants.
         (C) The amount includes 115,000 shares issuable upon the exercise of currently exercisable warrants. Craig Ballard, a general partner of Ballard Investments, has the power to vote the shares and to make investment decisions with respect to the shares on behalf of Ballard Investments.
         (D) The amount includes 3,750 shares issuable upon the exercise of currently exercisable warrants and 7,808 shares issuable upon presently exercisable options.
         (E) The amount includes 73,333 shares issuable upon the exercise of currently exercisable options.
         (F) The amount includes 285,000 shares issuable upon presently exercisable options.
         (G) The amount includes 11,712 shares issuable upon the presently exercisable options.

                             AUDIT COMMITTEE REPORT

         The members of the Audit Committee are William A. Fresh and Irving Monclova, neither of whom is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has not adopted a written charter for the Audit Committee.

         The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2000 with management. The Audit Committee has also discussed with Tanner + Company, the Company's independent auditors, the matters required to be discussed by SAS 61. The Audit Committee has also received the written disclosures and the letter from Tanner + Company required by Independence Standards Board Standard No. 1 and has discussed with Tanner + Company the matter of Tanner + Company's independence.

         Based on the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000 for filing with the SEC.

                  William A. Fresh
                  Irvin Monclova

              PROPOSAL NO. 2: RATIFICATION OF SELECTION OF AUDITOR

         The Audit Committee has recommended, and the Board has selected, the firm of Tanner + Company of Salt Lake City, Utah, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2001, subject to ratification by the shareholders. The Board anticipates that one or more representatives of Tanner + Company will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board recommends that shareholders vote FOR ratification of the appointment of Tanner + Company as the Company's independent auditor.

Audit Fees

         The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-QSB for such year were $27,259.35.

Financial Information Systems Design and Implementation Fees

         Tanner + Company did not render professional services to the Company relating to financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

         The aggregate fees billed for services rendered by Tanner + Company for services rendered, other than audit services and financial information systems design and implementation services, for the fiscal year ended December 31, 2000 were $2,235.61.

         The Audit Committee has considered whether the provision of the other services described in the preceding paragraphs is compatible with maintaining Tanner + Company's independence.

          PROPOSAL NO. 3: TERMINATION OF REGISTRATION OF THE COMPANY'S
                       COMMON STOCK UNDER THE EXCHANGE ACT

Introduction

         The Common Stock is currently registered under Section 12(g) of the Exchange Act. Consequently, the Company is subject, among other things, to the periodic reporting and proxy solicitation requirements of the SEC. In addition, the Common Stock is currently quoted on the OTC Bulletin Board. In order for the Common Stock to remain eligible for quotation on the OTC Bulletin Board, the Common Stock must be registered under the Exchange Act and the Company must remain current in its filings with the SEC.

         As part of its continuing effort to reduce the Company's operating expenses, the Board of Directors has reviewed in detail the expenses and management resources the Company has historically incurred, and would be likely to continue to incur, in order to maintain its registration of the Common Stock under the Exchange Act. These expenses include legal and accounting fees associated with the preparation and review of the Company's SEC filings, printing expenses and postage related to the generation and distribution of SEC-mandated reports to the Company's shareholders and the financial community and the internal expenses attributable to preparing SEC reports and performing other functions required of public companies. The Board also considered the impact of its public disclosure obligations on its competitive position and concluded that public disclosure of the Company's operations, plans and operating results has created, at times, and may in the future create, a competitive disadvantage for the Company.

         The Board of Directors also evaluated the benefits attributable to registration of the Common Stock under the Exchange Act. These benefits include the availability of a public market for the Common Stock, which, if maintained at sufficient trading volumes, could offer liquidity to the Company's shareholders, permit the Company's use of its Common Stock as currency in acquisition and other financing transactions and enable the Company to raise additional capital to pursue its operating plan. Ultimately, however, the Board of Directors concluded that the limited market and trading volumes for the Common Stock, together with the general decline in the capital markets for developing companies with limited market capitalization, make it unlikely that the Company will be able to realize meaningful benefits from its Exchange Act registration for the foreseeable future.

         Based upon its review of the factors described in the preceding paragraphs, the Board of Directors has adopted a proposal to terminate the Company's registration of the Common Stock under the Exchange Act, subject to shareholder approval. The Board recommends that the shareholders approve the proposal that the Company terminate the registration of the Common Stock under the Exchange Act.

         If the shareholders approve this proposal, the Company will terminate the registration of the Common Stock by filing with the SEC, on Form 15, a Certification and Notice of Termination of Registration under Section 12(g) of the Exchange Act and Suspension of Duty to File Reports under Sections 13 and 15(d) of the Exchange Act. The Company's obligation to file reports under the Exchange Act would cease as of the date of the filing of the Form 15. Termination of registration of the Common Stock would be effective 90 days after the filing of the Form 15. If this proposal is not approved, the Common Stock will remain registered under the Exchange Act, the Company will remain obligated to make periodic and other filings thereunder, and the Company will continue to incur the administrative burdens and associated expenses relating to such filings.

Consequences of Termination of Registration

         Termination  of  registration  of the Common Stock would  substantially reduce the information required to be furnished by the Company to its shareholders under the Exchange Act and would render inapplicable certain other provisions of the Exchange Act designed to protect shareholder interests. In particular, the Company would no longer be required to file periodic reports, including annual, quarterly and current reports on Forms 10-KSB, 10-QSB and 8-K, respectively, or proxy or information statements in connection with annual or special shareholder meetings. In addition, certain other provisions of the Exchange Act would become inapplicable, including requirements that the Company's executive officers, directors and 10% shareholders file certain reports concerning their ownership of the Company's securities, provisions that any profit by such executive officers, directors and shareholders derived from purchases and sales of the Company's equity securities within any six-month period may be recovered by the Company and the requirements of Rule 13e-3 under the Exchange Act relating to "going private" transactions. Furthermore, persons holding "restricted securities" of the Company would be deprived of the ability to dispose of their shares pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended. Finally, the Common Stock would no longer be eligible for quotation on the OTC Bulletin Board as a result of termination of registration.

Interest of William A. Fresh

         As the principal shareholder of the Company, Mr. Fresh may be deemed to benefit from the proposal to terminate the registration the Common Stock, inasmuch as his ownership of approximately 36% of the outstanding shares of Common Stock may enable him to exert significant influence in the operation and direction of the Company. Adoption of the proposal and termination of the Company's Exchange Act registration may increase Mr. Fresh's influence on the Company's operations and reduce the influence of other shareholders of the Company. As a result, Mr. Fresh may have a conflict of interest with respect to this proposal, both as concerns his position as a director of the Company and vis-a-vis the other shareholders of the Company. Although Mr. Fresh voted in favor of the proposal when it was considered and adopted by the Board of Directors, the proposal was unanimously approved by the remaining directors of the Company, none of whom had a similar interest in the proposal.

                               DISSENTER'S RIGHTS

         None of the proposals for the Annual Meeting create any dissenter's rights under the Utah Revised Business Corporations Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the meeting, a vote on such business will be held following its proposal.

                             ADDITIONAL INFORMATION

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 will be furnished to shareholders of the Company upon receipt of a written request. Requests should be directed to Kami Howard, Secretary of the Company, at 12411 South 265 West, Suite F, Draper, Utah 84020.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Any proposal submitted by a shareholder for action at the Company's 2002 Annual Meeting of shareholders must be submitted in a letter to the Secretary of the Company and received by the Company by March 11, 2002 in order for such proposal to be included in the Company's proxy statement and form of proxy relating to such meeting. The proposal must be in the form required by and subject to the other requirements of applicable rules of the SEC. With respect to proposals submitted by a shareholder other than for inclusion in the Company's proxy statement and form of proxy for the 2002 Annual Meeting, notice of any such proposal must be received by the Company no later than May 25, 2002, to be timely. Any proxies solicited by the Board of Directors for the 2002 Annual Meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

                                      PROXY
                             BIOMERIDIAN CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints William A. Fresh and Mark Seethaler, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of common stock of BioMeridian Corporation, a Utah corporation (the "Company"), held of record by the undersigned on June 29, 2001, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's offices located at 12411 South 265 West, Suite F, Draper, Utah, on Thursday, August 9, 2001, at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until their respective successors shall have been duly elected and shall qualify.
         [ ] FOR all nominees listed below (except as marked to the contrary).
         [ ] WITHOUT AUTHORITY to vote for all nominees listed below.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

William A. Fresh Elmo Gruwell Irving Monclova  Brent E. Petersen  Mark Seethaler

2. PROPOSAL TO RATIFY the appointment of Tanner + Company as the independent auditor of the Company.

         [  ]    FOR      [  ]    AGAINST      [  ]    ABSTAIN

3. PROPOSAL TO TERMINATE THE EXCHANGE ACT REGISTRATION of the Company's common stock.

         [  ]    FOR      [  ]    AGAINST      [  ]    ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF TANNER + COMPANY AS THE INDEPENDENT AUDITOR OF THE COMPANY AND FOR THE PROPOSAL TO TERMINATE THE COMPANY'S EXCHANGE ACT REGISTRATION.

         Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.



DATED: _________________________________, 2001




                                       -----------------------------------------
                                       Signature


                                       -----------------------------------------
                                       Print Name


                                       -----------------------------------------
                                       Signature if held jointly


                                       -----------------------------------------
                                       Print Name if held jointly


         (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)